UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2026

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed, Daktronics, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Carla Gatzke, a former named executive officer of the Company, pursuant to which Ms. Gatzke agreed to provide transition services to the Company in exchange for a monthly consulting fee of $30,000 through April 30, 2026. On May 18, 2026, the Board of Directors of the Company authorized the Company to enter into a First Amendment to the Consulting Agreement to extend the Consulting Agreement with a reduced scope and subject to certain revised terms (the “Consulting Agreement Amendment”) effective as of May 1, 2026. The material terms of the Consulting Agreement Amendment include the following: (i) the term of the Consulting Agreement was extended through August 28, 2026 (the “Extended Term”) unless earlier terminated in accordance with the terms of the agreement, (ii) services during the Extended Term shall be limited to project-specific advisory services at the request of the Company, and (iii) the Consultant will receive a monthly consulting fee of $7,500 during the Extended Term.

Except as expressly amended by the Consulting Agreement Amendment, all other terms and conditions of the Consulting Agreement remain in full force and effect.

The foregoing description of the material terms of the Consulting Agreement Amendment in this Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Consulting Agreement, effective as of May 1, 2026, by and between Carla Gatzke and Daktronics, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: May 21, 2026